Careview Communicaions, Inc. 8-K

Exhibit 10.86

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 4 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE STOCK

Corporation:	CAREVIEW COMMUNICATIONS, INC., a Nevada corporation
Number of Shares:	714,286
Class of Stock:	Common Stock, $0.001 par value per Share
Warrant Price:	$1.40 per share
Issue Date:	August 31, 2011
Expiration Date:	August 31, 2018 (Subject to Section 4.1)

THIS WARRANT TO PURCHASE STOCK (THIS “WARRANT”) CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, BRIDGE BANK, NATIONAL ASSOCIATION, or its assignee (“Holder”), is entitled to purchase the number of fully paid and nonassessable shares of the Class of Stock (the “Shares”) of CAREVIEW COMMUNICATIONS, INC. (the “Company”) at the Warrant Price, all as set forth above and as adjusted pursuant to the terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.  This warrant is one of a series of warrants (the “Loan Warrants”)  issued by the Company on the Issue Date pursuant to a Loan and Security Agreement with Comerica Bank and Bridge Bank, National Association dated August 31, 2011.

ARTICLE 1
EXERCISE

1.1           Method of Exercise.  Holder may exercise this Warrant by a duly executed Notice of Exercise in substantially the form attached as Appendix I to the principal office of the Company (or such other appropriate location as Holder is so instructed by the Company). Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company) or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2           Conversion Right.  In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares issuable upon exercise of this Warrant that are being exercised minus the aggregate Exercise Price of such Shares being exercised by (b) the fair market value of one Share.  The fair market value of Shares shall be equal to the average of the closing prices reported for the ten trading days immediately preceding the day on which the Holder converts this Warrant as provided herein.  If fair market value cannot be calculated on the foregoing basis, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

1.3           Delivery of Certificate and New Warrant.  Within 30 days after Holder exercises this Warrant and the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new warrant representing the Shares not so acquired.

1.4           Replacement of Warrants.  In the case of loss, theft or destruction of this Warrant, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.5           Acquisition of the Company.

1.5.1           “Acquisition.”  For the purpose of this Warrant, “Acquisition” means (a) any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or (b) any reorganization, consolidation, merger of the Company with another entity in which the Company is not the survivor.

1.5.2           Treatment of Warrant in the Event of an Acquisition.  The Company shall give Holder written notice at least 20 days prior to the closing of any proposed Acquisition (the “Acquisition Notice”).  The Company will use commercially reasonable efforts to cause (i) the acquirer of the Company, (ii) successor or surviving entity or (iii) parent entity in an Acquisition (the “Acquirer”) to assume this Warrant as a part of the Acquisition.

   (a)           If the Acquirer assumes this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the  unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing.  The Warrant Price shall be adjusted accordingly, and the Warrant Price and number and class of Shares shall continue to be subject to adjustment from time to time in accordance with the provisions hereof.

   (b)           If the Acquirer refuses to assume this Warrant in connection with the Acquisition, the Company shall give Holder an additional written notice at least ten (10) days prior to the closing of the Acquisition of such fact (unless such fact is disclosed in the Acquisition Notice).  In such event, notwithstanding any other provision of this Warrant to the contrary, Holder may immediately exercise this Warrant in the manner specified in this Warrant with such exercise effective immediately prior to closing of the Acquisition.  If Holder elects not to exercise this Warrant, then this Warrant will terminate immediately prior to the closing of the Acquisition.

ARTICLE 2
ADJUSTMENTS TO THE SHARES

2.1           Stock Dividends, Splits, Etc.  If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, or subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

2.2           Reclassification, Exchange or Substitution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.  The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property.  The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price, the number of securities or property issuable upon exercise of the new warrant and expiration date.  The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3           Adjustments for Combinations, Etc.  If the outstanding Shares are combined or consolidated, by reclassification, reverse split or otherwise, into a lesser Number of Shares, the Warrant Price shall be proportionately increased.  If the outstanding Shares are split or multiplied, by reclassification or otherwise, into a greater Number of Shares, the Warrant Price shall be proportionately decreased.

2.4           Intentionally Omitted.

2.5           No Impairment.  The Company shall not, by amendment of its Articles or Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article 2 against impairment.

2.6           Certificate as to Adjustments.  Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate signed by its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.  The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

2.7           Fractional Shares.  No fractional Shares shall be issuable upon exercise of this Warrant and the Number of Shares to be issued shall be rounded down to the nearest whole Share.  If a fractional share interest arises upon any exercise of this Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value, as determined by the Company’s Board of Directors, of a full Share.

ARTICLE 3
REPRESENTATIONS AND COVENANTS OF THE COMPANY

3.1           Representations and Warranties.  The Company hereby represents and warrants to, and agrees with, the Holder as follows:

3.1.1         The initial Warrant Price referenced on the first page of this Warrant is not greater than the fair market value of the Shares as of the date of this Warrant.

3.1.2         All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.1.3         The Company’s capitalization table delivered to Holder as of the Issue Date is true and complete as of the Issue Date.

3.2           Notice of Certain Events.  If the Company proposes at any time (a) to declare any dividend or distribution upon its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of stock will be entitled to exchange their stock for securities or other property deliverable upon the occurrence of such event).  Upon request, the Company shall provide Holder with such information reasonably necessary for Holder to evaluate its rights as a holder of this Warrant or Warrant Shares in the case of matters referred to (a), (b), (c) and (d) herein above.

ARTICLE 4
MISCELLANEOUS

4.1           Term; Exercise Upon Expiration.  This Warrant is exercisable in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.  The Company shall give Holder written notice of Holder’s right to exercise this Warrant, in the form attached hereto as Appendix II, not less than 90 days before the Expiration Date.  If the notice is not so given, the Expiration Date shall automatically be extended until 90 days after the date the Company delivers such notice to Holder.  The Company agrees that Holder may terminate this Warrant, upon notice to the Company, at any time in its sole discretion.

4.2           Legends.  This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 4 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

4.3           Compliance with Securities Laws on Transfer.  This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.  The Company shall not require Bridge Bank (“Bank”) to provide an opinion of counsel if the transfer is to Bank’s parent company, Bridge Capital Holdings, or any other affiliate of Bank.

4.4           Transfer Procedure.  After receipt by Holder of the executed Warrant, Bank will transfer all of this Warrant to Bank’s parent company, Bridge Capital Holdings, by execution of an Assignment substantially in the form of Appendix III.  Subject to the provisions of Article 4.3 and upon providing the Company with written notice, Bridge Capital Holdings and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Bridge Capital Holdings or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).  Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

4.5           Notices.  All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or sent via a nationally recognized overnight courier service, fee prepaid, or on the first business day after transmission by facsimile, at such address or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.  Effective upon the receipt of executed Warrant and initial transfer described in Article 4.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Bridge Bank, National Association 55 Almaden Boulevard San Jose, California 95113 Attn: Mike Field, Executive Vice President Facsimile No: (408) 282-1681

All notices to the Company shall be addressed as follows:

CAREVIEW COMMUNICATIONS, INC. 405 State Highway 121 Bypass, Suite B240 Lewisville, Texas 75067 Attn: Chief Financial Officer FAX: (___)

4.6           Amendments; Waiver.  This Warrant and any term hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, change, waiver, discharge or termination is sought.

4.7           Attorneys’ Fees.  In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

[Balance of Page Intentionally Left Blank]

4.8           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

CAREVIEW COMMUNICATIONS, INC.

By:	/s/ Steven Johnson

Name:	Steven Johnson

Title:	President/COO

By:

Name:

Title:

[Signature Page to Warrant to Purchase Stock]

Bridge Bank, National Association

APPENDIX I

NOTICE OF EXERCISE

[Strike paragraph that does not apply.]

1.           The undersigned hereby elects to purchase               shares of the Common Stock of CAREVIEW COMMUNICATIONS, INC.  pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

1.   The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant.  This conversion is exercised with respect to _____________________ of the Shares covered by the Warrant.

2.           Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

Name:
Address:

3.           The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

(Date)

Appendix I

APPENDIX II

Notice that Warrant Is About to Expire

[Insert Date of Notice]

To:	Bridge Bank, National Association
Attn: ___________________
55 Almaden Boulevard
San Jose, California 95113

The Warrant issued to you described below will expire on  ______________, ____.

Issuer:

Issue Date:	August 31, 2011

Class of Security Issuable:	Common

Exercise Price per Share:	$________

Number of Shares Issuable:

Procedure for Exercise:

Please contact __________ at (___) ___-____ with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

(Name of Issuer)
By
Its:

Appendix II

APPENDIX III

Assignment

For value received, Bridge Bank, N.A. hereby sells, assigns and transfers unto:

Name:	Bridge Capital Holdings
Address:	55 Almaden Boulevard
San Jose, California 95113
Tax ID:

that certain Warrant to Purchase Stock issued by CAREVIEW COMMUNICATIONS, INC. (the “Company”), on August 31, 2011 (the “Warrant”) together with all rights, title and interest therein.

BRIDGE BANK, N.A.

By:
Name:
Title:

Date:

By its execution below, and for the benefit of the Company, Bridge Capital Holdings agrees to all other provisions of the Warrant as of the date hereof.

BRIDGE CAPITAL HOLDINGS

By:
Name:
Title:

Appendix III